Exhibit 23.1

                                                                   ANDERSEN

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 registration statement of our report dated January 30, 2001 included in Form 20-F of VocalTec Communications Ltd. for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.





                                                 LUBOSHITZ KASIERER
                                             Member firm of Arthur Andersen



Tel-Aviv, Israel,
September 4, 2001